Exhibit 99.1

ETHZilla Sells Approximately $40mm ETH to Facilitate Stock Repurchases

Company has repurchased approximately 600k shares for about $12 million since Oct. 24, 2025

Company is buying back shares at a significant discount to NAV

PALM BEACH, Fla., – Oct. 27, 2025 – ETHZilla Corporation (Nasdaq: ETHZ)(“ETHZilla” or the “Company”), a technology company connecting traditional finance and decentralized finance, today announced that it sold approximately $40 million of its ETH treasury holdings and plans to use the proceeds for share repurchases. Since executing the sale on Oct. 24, 2025, the Company has repurchased approximately 600,000 shares of its common stock for approximately $12 million under its existing board authorized $250 million stock repurchase program. ETHZilla plans to use the remaining proceeds of its ETH sale for additional share repurchases and intends to continue to sell ETH to repurchase its shares until the discount to NAV is normalized.

“We are leveraging the strength of our balance sheet, including reducing our ETH holdings, to execute share repurchases. We expect these repurchases to be immediately accretive, using cash raised through the sale of our ETH, while our common shares trade at a significant discount to NAV,” said McAndrew Rudisill, chairman and chief executive officer of ETHZilla. “By opportunistically repurchasing shares while our stock is trading below NAV, we plan to reduce the number of shares that are available for stock loan/borrow activity, while increasing the NAV per share of the Company.”

ETHZilla continues to hold approximately $400 million of ETH on its balance sheet to support future strategic initiatives.

About ETHZilla

ETHZilla Corporation (Nasdaq: ETHZ) is a technology company in the decentralized finance (DeFi) industry. ETHZilla seeks to connect financial institutions, businesses and organizations worldwide by enabling secure, accessible blockchain transactions through Ethereum Network protocol implementations. It generates recurring revenues through various DeFi protocols that improve Ethereum network integrity and security. ETHZilla believes it has the unique capability to bring traditional assets on-chain via tokenization. Through its proprietary protocol implementations, ETHZilla facilitates DeFi transactions and asset digitization across multiple Layer 2 Ethereum networks. ETHZilla is working to offer tokenization solutions, DeFi protocol integration, blockchain analytics, traditional-to-digital asset conversion gateways, and other decentralized finance services. To learn more, visit ethzilla.com.

Forward Looking Statements

This press release contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the Company's stock repurchase, prior private placements and related transactions, prior OTC transaction, the amount, timing, and sources of funding for its stock repurchase program, the fact that common stock share repurchases may not be conducted in the timeframe or in the manner the Company expects, expectations regarding the capitalization, resources and ownership structure of the Company, the expected benefits of the expectations with respect to future performance, and growth of the Company; the ability of the Company to execute its plans, the Company's plans to continue to purchase ETH over time, the Company's digital asset treasury strategy, the digital assets to be held by the Company, the Company's current and anticipated yield strategies, including its participation in DeFi protocols, and future performance. Forward looking statements are subject to numerous risks and uncertainties, many of which are beyond the Company's control, and actual results may differ materially. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the stock repurchase program, previously announced private placements, sale of convertible notes, and related transactions, including the Company's digital asset treasury strategy; the Company's ability to achieve profitable operations; fluctuations in the market price of ETH that will impact the Company's accounting and financial reporting; government regulation of cryptocurrencies and online betting; the Company's ability to repurchase shares of common stock, the timing thereof, purchase price thereof, and the fact that repurchases may not be undertaken under the stock repurchase program; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; risks relating to the Company's outstanding convertible notes, including the Company's ability to repay such notes, covenants associated therewith and dilution caused by the conversion thereof into common stock, and security interests associated therewith; risks relating to the Company's OTC transaction, including the Company's ability to repay such facility, covenants associated therewith and security interests associated therewith; risks relating to the Company's previously announced ATM offering, including potential downward pressure on the Company's stock price associated therewith; risks relating to the Company's operations and business, including the highly volatile nature of the price of Ether and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, expectations with respect to future performance, growth and anticipated acquisitions; potential litigation involving the Company; global economic conditions; geopolitical events and regulatory changes; access to additional financing, and the potential lack of such financing; and the Company's ability to raise funding in the future and the terms of such funding, including dilution caused thereby, as well as those risks and uncertainties identified and those identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, as well as the supplemental risk factors and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Reports on Form 8-K filed by the Company with the SEC on July 30, 2025 and August 11, 2025. Readers are cautioned not to place undue reliance on these statements. Investors should also be aware that under U.S. generally accepted accounting principles (GAAP), certain crypto assets must be measured at fair value, with changes recognized in net income for each reporting period. These fair value adjustments may cause significant fluctuations in the Company's balance sheet and income statement from period-to-period. In addition, for certain crypto assets, including ETH, which the Company holds, impairment charges may be required to be reported in net income if the market price of such assets (including ETH) falls below the cost basis at which those assets are carried on the balance sheet. Readers are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statements except as required by law. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Media and Investor Contact:
John Kristoff

SVP, Corporate Communications and IR
IR@ethzilla.com

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